FINISHMASTER, INC.

                           DEFERRED COMPENSATION PLAN
















                           Effective November 1, 2000
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                                TABLE OF CONTENTS

                                                                           PAGE
                                                                          ------

ARTICLE I--PURPOSE AND EFFECTIVE DATE........................................1

  1.1      Purpose...........................................................1
  1.2      Effective Date....................................................1

ARTICLE II--DEFINITIONS......................................................1

  2.1      Account...........................................................1
  2.2      Administrative Committee..........................................1
  2.3      Base Salary.......................................................1
  2.4      Beneficiary.......................................................1
  2.5      Board.............................................................1
  2.6      Bonus.............................................................2
  2.7      Change in Control.................................................2
  2.8      Commission........................................................3
  2.9      Company...........................................................3
  2.10     Deferral Commitment...............................................3
  2.11     Deferral Period...................................................3
  2.12     Determination Date................................................4
  2.13     Discretionary Contributions.......................................4
  2.14     Discretionary Contributions Account...............................4
  2.15     Earnings Index....................................................4
  2.16     Elective Deferred Compensation....................................4
  2.17     ERISA.............................................................4
  2.18     Financial Hardship................................................4
  2.19     Participant.......................................................4
  2.20     Participation Agreement...........................................5
  2.21     Plan..............................................................5
  2.22     Rate of Return....................................................5
  2.23     Retirement........................................................5
  2.24     401(k) Plan.......................................................5
  2.25     401(k) Plan Limit.................................................5
  2.26     Valuation Date....................................................5
  2.27     Years of Service..................................................5

ARTICLE III--PARTICIPATION AND DEFERRAL COMMITMENTS..........................6

  3.1      Eligibility and Participation.....................................6
  3.2      Form of Deferral..................................................6
  3.3      Limitations on Deferral Commitments...............................7
  3.4      Matching Contributions............................................7
  3.5      Cash Distributions and Transfers to 401(k) Plan...................7
  3.6      Discretionary Contributions.......................................8
  3.7      Commitment Limited by Termination.................................8

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ARTICLE IV--VESTING..........................................................8

  4.1      Vesting...........................................................8
  4.2      Forfeitures Under This Plan.......................................9

ARTICLE V--DEFERRED COMPENSATION ACCOUNTS....................................9

  5.1      Accounts..........................................................9
  5.2      Elective Deferred Compensation....................................9
  5.3      Allocation of Elective Deferred Compensation......................9
  5.4      Determination of Accounts........................................10
  5.5      Statement of Accounts............................................10

ARTICLE VI--PLAN BENEFITS...................................................10

  6.1      Distribution Election Requirements...............................10
  6.2      Transfers........................................................11
  6.3      Benefit Commencement.............................................11
  6.4      Withholding for Taxes............................................11
  6.5      Valuation and Settlement.........................................12
  6.6      Payment to Guardian..............................................12
  6.7      Nonhardship Withdrawal Election..................................12
  6.8      In-Service Withdrawals...........................................12
  6.9      Small Account Provision..........................................12

ARTICLE VII--BENEFICIARY DESIGNATION........................................13

  7.1      Beneficiary Designation..........................................13
  7.2      Changing Beneficiary.............................................13
  7.3      No Beneficiary Designation.......................................13
  7.4      Effect of Payment................................................13

ARTICLE VIII--ADMINISTRATION................................................13

  8.1      Administrative Committee; Duties.................................13
  8.2      Agents...........................................................13
  8.3      Binding Effect of Decisions......................................13
  8.4      Indemnity of Administrative Committee............................14

ARTICLE IX--CLAIMS PROCEDURE................................................14

  9.1      Claim............................................................14
  9.2      Denial of Claim..................................................14
  9.3      Review of Claim..................................................14
  9.4      Final Decision...................................................14

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ARTICLE X--AMENDMENT AND TERMINATION OF PLAN................................15

  10.1     Amendment........................................................15
  10.2     Company's Right to Terminate.....................................15

ARTICLE XI--MISCELLANEOUS...................................................16

  11.1     Unfunded Plan....................................................16
  11.2     Unsecured General Creditor.......................................16
  11.3     Trust Fund.......................................................16
  11.4     Nonassignability.................................................16
  11.5     Not a Contract of Employment.....................................17
  11.6     Protective Provisions............................................17
  11.7     Governing Law....................................................17
  11.8     Validity.........................................................17
  11.9     Notice...........................................................17
  11.10    Successors.......................................................17

                               FINISHMASTER, INC.

                           DEFERRED COMPENSATION PLAN


                      ARTICLE I--PURPOSE AND EFFECTIVE DATE

1.1      Purpose

         The purpose of FinishMaster, Inc.'s Deferred Compensation Plan is to provide current tax planning opportunities as well as supplemental funds upon the retirement or death of certain employees. It is intended that the Plan will aid in attracting and retaining employees of exceptional ability by providing them with these benefits.

1.2      Effective Date

         The Plan is effective as of November 1, 2000.

                             ARTICLE II--DEFINITIONS

         For the purposes of this Plan, the following terms shall have the meanings indicated, unless the context clearly indicates otherwise:

2.1      Account

         "Account" means the device used by the Company to measure and determine the amounts to be paid to a Participant under the Plan. Separate subaccounts may be maintained to properly reflect the Participant's balance and earnings thereon. A Participant's Account shall not constitute or be treated as a trust fund of any kind.

2.2      Administrative Committee

         "Administrative Committee" means the committee designated by the Compensation Committee appointed by the Board of Directors pursuant to Article VIII.

2.3      Base Salary

         "Base Salary" means the regular or base salary or wages (excluding overtime, incentive and other bonuses or commissions) received during the applicable period from the Company.

2.4      Beneficiary

         "Beneficiary"  means  the  person,  persons  or entity  entitled  under
Article VII to receive any Plan benefits payable after a Participant's death.

2.5      Board

         "Board" means the Board of Directors of the Company.


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2.6      Bonus

         "Bonus" means the total of all cash paid as incentive or profit sharing received during the applicable period from the Company.

2.7      Change in Control

         "Change in Control" means an event or occurrence set forth in any one or more of Subsections 2.7(a) through 2.7(d) below (including any event or occurrence that constitutes a Change in Control under one of such Subsections but is specifically exempted from another such Subsection):

                  (a) The acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership of any shares of beneficial interest in the Company if, after such acquisition, such Person beneficially owns (within the meaning of rule 13d-3 promulgated under the Exchange Act) forty percent (40%) or more of either:

                           (i) The then-outstanding share of beneficial interest
                  in the Company (the "Outstanding Company Shares"); or

                           (ii) The combined voting power of the then-outstanding shares of beneficial interest the Company entitled to vote generally in the election of the Board (the "Outstanding Company Voting Shares"); provided, however, that for purposes this Subsection 2.7(a) the following acquisitions shall not constitute a Change in Control:

                                    (A) Any  acquisition by an employee  benefit
                           plan (or related Company) sponsored or maintained by the Company; or

                                    (B)  Any   acquisition  by  any  corporation
                           pursuant  to  a  transaction,   which  complies  with
                           clauses in Subsections 2.7(c)(i) and 2.7(c)(ii); or

                  (b) Such time as the continuing Board (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation), where the term "Continuing Member" means at any date a member of the Board:

                           (i) Who was a member of the Board on the date hereof;
                  or

                           (ii) Who was  nominated or elected  subsequent to the
                  date hereof with the approval of other Board members who themselves constitute Continuing Member at the time of such nomination or election; provided, however, that there shall be excluded from this Subsection 2.7(b)(ii) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of the Board or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

                  (c) The consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company in one or a series of transactions (a "Business Combination"), unless, immediately following such Business Combination, each of the following two conditions is satisfied:

                           (i) All or  substantially  all of the individuals and
                  entities  who were the  beneficial  owners of the  Outstanding
                  Company Shares and Outstanding Company Voting Shares immediately prior to such Business Combination beneficially own, directly or indirectly, more than sixty percent (60%) of the then-outstanding shares of beneficial interest or stock, as the case may be, and the combined voting power of the then-outstanding shares or stock, as the case may be, entitled to vote generally in the election of the Board, or directors, as the case may be, respectively, of the resulting or acquiring corporation or other entity in such Business Combination (which shall include, without limitation, a corporation  or  other  entity  which  as  a  result  of  such transaction  owns  the  Company  or  substantially  all of the
                  Company's assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation or other entity referred to herein as the "Acquiring Entity") in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Shares and Outstanding Company Voting Shares, respectively; and

                           (ii) No Person (excluding the Acquiring Entity or any
                  employee benefit plan (or related Company) maintained or sponsored by the Company or by the Acquiring Entity) beneficially owns, directly or indirectly, forty percent (40%) or more of the then-outstanding shares of beneficial interest or stock as the case may be, of the Acquiring Entity, or of the combined voting power of the then-outstanding shares of such corporation or other entity entitled to vote generally in the election of directors, as the case may be; or

                  (d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

2.8      Commission

         "Commission" means the total of all commissions received during the applicable period from the Company.

2.9      Company

         "Company" means FinishMaster, Inc., an Indiana company.

2.10     Deferral Commitment

         "Deferral Commitment" means an election to defer Compensation made by a Participant pursuant to Article III and for which a separate Participation Agreement has been submitted by the Participant to the Administrative Committee.

2.11     Deferral Period

         "Deferral Period" means a calendar year.


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2.12     Determination Date

         "Determination Date" means the last day of each calendar month.

2.13     Discretionary Contributions

         "Discretionary Contributions" means the Company contributions credited to the Participant's Account in accordance with Section 3.6 of the Plan and as determined by the Board.

2.14     Discretionary Contributions Account

         "Discretionary Contributions Account" means the account maintained by the Company under the Plan for a Participant that is credited with Discretionary Contributions.

2.15     Earnings Index

         "Earnings   Index"  means  a  portfolio   of  funds   selected  by  the
Administrative Committee from time to time to be used as an index in calculating Rate of Return.

2.16     Elective Deferred Compensation

         "Elective Deferred Compensation" means the amount of Compensation that a Participant elects to defer pursuant to a Deferral Commitment.

2.17     ERISA

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

2.18     Financial Hardship

         "Financial Hardship" means a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent (as defined in Section 152(a) of the Code) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The circumstances that will constitute an unforeseeable emergency will depend upon the facts of each case, but in any case, payment may not be made to the extent that such hardship is or may be relieved:

                  (a) Through reimbursement or compensation by insurance or otherwise,

                  (b) By liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship, or

                  (c) By cessation of deferrals under the Plan.

2.19     Participant

         "Participant" means any eligible individual who has elected to defer Compensation under this Plan.

2.20     Participation Agreement

         "Participation Agreement" means the agreement submitted by a Participant to the Administrative Committee prior to the beginning of the Deferral Period, with respect to a Deferral Commitment made for such Deferral Period.

2.21     Plan

         "Plan" means this FinishMaster, Inc. Deferred Compensation Plan, as amended from time to time.

2.22     Rate of Return

         "Rate of Return" means the amount credited (or debited) monthly to a Participant's Account under Article V.

2.23     Retirement

         "Retirement" means a Participant's voluntary termination of employment with the Company on or after the Participant's attainment of age fifty-five
(55).

2.24     401(k) Plan

         "401(k) Plan" means the FinishMaster 401(k) Employee Savings Plan.

2.25     401(k) Plan Limit

         "401(k) Plan Limit" means the maximum Salary Reduction contributions that the Administrative Committee determines may be allocated to a Participant's Account for the Plan Year under the 401(k) Plan, taking into consideration those limitations applicable to the 401(k) Plan imposed by:

                  (a) Section 401(g) of the Internal Revenue Code,

                  (b) Section 415 of the Code,

                  (c) Sections 401(a)(17) of the Code, and

                  (d) Nondiscrimination tests under Sections 401(k) and 401(m) of the Code.

2.26     Valuation Date

         "Valuation Date" means the last day of the month in which the Participant retires, terminates or dies. The amount of lump-sum payment and the initial amount of installments shall be based on the value of the Participant's vested Account balance or the Valuation Date.

2.27     Years of Service

         "Years of Service" means the Years of Service definition as stated in the FinishMaster 401(k) Employee Savings Plan.

               ARTICLE III--PARTICIPATION AND DEFERRAL COMMITMENTS

3.1      Eligibility and Participation

                  (a) Eligibility. Participation in this Plan is open only to certain employees of the Company.

                           (i)   Criteria.   Employees   shall  be  eligible  to
                  participate in this Plan if:

                                    (A) They are determined by the Company or an
                           affiliated Company, in its sole discretion, to be a member of a select group of management or highly compensated employees as those terms are defined for purposes of Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974 (ERISA), as amended ("key employees"); and

                                    (B)    They    are    designated    by   the
                           Administrative   Committee   to   be   eligible   for
                           participation in this Plan.

                  (b) Participation. An eligible employee may elect to participate in the Plan with respect to any Deferral Period by submitting a Participation Agreement to the Administrative Committee by December 31 of the calendar year immediately preceding the Deferral Period.

                  (c) Part-Year Participation. When an employee first becomes eligible to defer Compensation during a Deferral Period, a Participation Agreement must be submitted to the Administrative Committee no later than thirty (30) days following notification to the employee of eligibility to defer, and such Participation Agreement shall be effective only with regard to Compensation earned or payable following the submission of the Participation Agreement to the Administrative Committee.

3.2      Form of Deferral

         A Participant may elect Deferral Commitments in the Participation Agreement as follows:

                  (a) Base Salary Deferral Commitment. A base salary Deferral Commitment of one percent to ninety percent (1%-90%), in whole percentages, may be deferred.

                  (b) Incentive and Bonus Deferral Commitment. An incentive and bonus Deferral Commitment of up to one hundred percent (100%) of bonus payable may be deferred.

                  (c) Commission Deferral Commitment. A commission Deferral Commitment of up to ninety percent (90%) of commission payable may be deferred.

                  (d)  Minimum   Deferral   Commitment.   The  minimum  Deferral
         Commitment shall be five hundred dollars ($500) and may be changed from time to time by the Administrative Committee.

3.3      Limitations on Deferral Commitments

         The Administrative Committee may change the minimum or maximum deferral amounts from time to time by giving written notice to all Participants. No such change may affect a Deferral Commitment made prior to the Administrative Committee's action.

3.4      Matching Contributions

         For each Plan Year, the Company will contribute Matching Contributions in an amount equal to the Applicable Percentage of the total amount the Participant has elected to defer. The Applicable Percentage used to determine the Matching Contributions for the Plan Year shall mean the percentage used to determine the Basic Matching Contributions under the Company 401(k) Plan for the Plan Year up to the first six percent (6%) of participant contribution as follows:

               1                                 2
           Calendar                          Matching
           Years of                        Contribution
          Eligibility                    Percentage of 6%
         --------------------------------------------------
               1st                                10%
               2nd                                15
               3rd                                20
            4th and
            Beyond                                25%
         ==================================================

         The foregoing Matching Contributions shall be credited to the Participant's Account at the end of each calendar quarter for which the Deferral Commitment is made, and to which the Matching Contribution relates, withheld or as soon as practical thereafter. The Participant's Matching Contributions Account under the Plan shall be reduced by the amount of any Matching Contributions allocated to the Participant's Account for that Plan Year under the 401(k) Plan. The Participant's Matching Contributions Account under the Plan shall be reduced by the amount of any Matching Contributions made by the Company that are transferred from the Plan to the 401(k) Plan pursuant to Section 3.5(d) hereof. The Participant's Matching Contributions Account under the Plan also shall be reduced by the amount of any Matching Contributions, and any earnings allocable thereto, made by the Company with respect to any Spill-Over Amount that the Participant has elected to receive in cash pursuant to Section 3.5(b) hereof. Participants must be employed through the end of the calendar quarter in which the Matching Contribution is made to receive the Matching Contribution.

3.5      Cash Distributions and Transfers to 401(k) Plan

                  (a) Each Participant shall elect, in the Participation Agreement for the Plan Year, to have that portion of the Deferral Commitment for the affected Plan Year that does not exceed the 401(k) Plan Limit (the "Spill-Over Amount"), but not any earnings thereon, either to be:

                           (i) Distributed to the Participant in cash, or

                           (ii) Transferred from the Company into the 401(k) Plan and credited to the Participant's Account as Salary Reduction contributions under the 401(k) Plan for the Plan Year for which the Deferral Commitment is made.

               The Spill-Over Amounts, as determined for Participants who elect to make Tax-Deferral Contributions under the Plan for a Plan Year, shall not be readjusted for the fact that any Participants have elected to receive the Spill-Over Amount in cash instead of having it transferred to the 401(k) Plan. However, if a Participant elects to receive the Spill-Over Amount in cash, such amount shall not be treated as a Tax-Deferred Contribution for the purposes of determining the amount of any Matching Contributions or Discretionary Contributions with respect to such amount.

                  (b) Distributions of Spill-Over Amounts in cash for any Plan Year shall be made as soon as practical after, but by no later than, the March 15 immediately following the last day of the Plan Year for which those amounts were contributed to the Plan. Transfers to the 401(k) Plan of Spill-Over Amounts for any Plan Year shall be made as soon as practical each year, but by no later than, January 31 of the next year for which those amounts were contributed to the Plan.

                  (c) The balance of the Participant's Tax-Deferred Contributions for the affected Plan Year, and all of the earnings or losses applicable thereto, will remain in and be accounted for by the Plan in accordance with Section 4.2.

                  (d) If a Participant elects to transfer his Spill-Over Amount for any Plan Year to the 401(k) Plan, then the Participant's Matching Contributions attributable to the Spill-Over Amount, but not any earnings thereon, shall be transferred to the 401(k) Plan, to the extent such Matching Contributions do not exceed the 401(k) Plan limit. Transfers of Matching Contributions pursuant to this Section (d) to the 401(k) Plan for any Plan Year shall be made as soon as practical after, but no later than, January 31 of the next year for which such Matching Contributions were contributed to the Plan.

3.6      Discretionary Contributions

         For each Plan Year, the Company shall contribute Discretionary Contributions to the Plan pursuant to such formula or instructions as may be designated by the Administrative Committee for any Plan Year from time to time. Each Discretionary Contribution for each Participant shall be credited to the Participant's Discretionary Contributions Account as determined by the Board.

3.7      Commitment Limited by Termination

         If a Participant terminates employment with the Company prior to the end of the Deferral Period, the Deferral Period and the Deferral Commitment shall end at the date of termination.

                               ARTICLE IV--VESTING

                  4.1 Vesting

                  (a) Each Participant shall be at all times fully vested in his or her Deferral Commitment, including any income of losses thereon, held in the Participant's Account.

                  (b)  Each   Participant   shall  be  vested  in  the  Matching
         Contributions  Account  and  Discretionary   Contributions  Account  in
         accordance with the following schedule:

               1                           2
           Years of                     Vested
            Service                   Percentage
         ------------------------------------------
               1                            0%
               2                           25
               3                           50
               4                           75
               5                          100
         ==========================================

               Participants shall become fully vested in their Matching Contributions and their Discretionary Contributions Account in the event that their employment with the Company terminates as a result of their death, disability or Retirement.

4.2      Forfeitures Under This Plan

         The nonvested portion of the Participant's Account under this Plan shall be forfeited immediately upon termination of the Participant's employment with the Company. Any forfeitures under this Section 4.2, and any reductions in the Participant's Matching Contributions Account pursuant to the last sentence of Section 3.4 of the Plan, and any withdrawal penalties under Section 6.7, shall be applied against and reduce Plan expenses and the amount of the Company's contributions.

                    ARTICLE V--DEFERRED COMPENSATION ACCOUNTS

5.1      Accounts

         For record keeping purposes only, an Account shall be maintained for each Participant. The Account shall be a bookkeeping device utilized for the sole purpose of determining the benefits payable under the Plan and shall not constitute a separate fund of assets.

5.2      Elective Deferred Compensation

         A Participant's Elective Deferred Compensation shall be credited to the Participant's Account at the same time the corresponding nondeferred portion of the Compensation becomes or would have become payable. Any withholding of taxes or other amounts with respect to deferred Compensation which is required by state, federal or local law shall be withheld from the Participant's nondeferred Compensation to the maximum extent possible with any excess reducing the amount to be credited to the Participant's Account.

5.3      Allocation of Elective Deferred Compensation

                  (a) At the time a Participant completes a Deferral Commitment for a Deferral Period, the Participant shall also select the Investment Index or Indices in which the Participant wishes to have the deferrals deemed invested. The Participant may select any combination of Investment Indices.

                  (b) A Participant may change the amounts allocated to the Investment Indices on the first day of each calendar quarter, provided that the Participant submitted notice of the change at least twenty
         (20) days before the first day of the calendar quarter. The change may apply to prospective deferrals only or may include current Account balances.

5.4      Determination of Accounts

         Each Participant's Account as of each Determination Date shall consist of the balance of the Participant's Account as of the immediately preceding Determination Date, plus the Participant's Elective Deferred Compensation credited during the period, plus (or minus) the applicable Rate of Return, minus the amount of any distributions made since the immediately preceding Determination Date.

5.5      Statement of Accounts

         The Administrative Committee shall give to each Participant a statement setting forth the balances in the Participant's Account on a quarterly basis and at such other times as may be determined by the Administrative Committee.

                            ARTICLE VI--PLAN BENEFITS

6.1      Distribution Election Requirements

         Upon enrollment, the Participant must select a payment date and a distribution option for amounts deferred under the Plan.

                  (a) Payment Date. Participants will elect a payment date to commence payment of the amounts deferred in each Plan Year that they participate in the Plan. The payment date options are:

                           (i) Retirement.

                           (ii) A  future  specified  date in the  year at least
                  three (3) years from the year in which the Compensation is deferred under the terms of this plan.

                  Provided that (A) to the degree that a Participant has elected
         (ii) above, payments from the Participant's Account must commence no later than two (2) years from the Participant's retirement, and (B) in all events, irrespective of the Participant's election of specified date or Retirement, payments shall commence under the Plan no later than the last day of the Plan Year in which any such Participant has attained age seventy and a half (70 1/2), as determined by the Company.

                  (b) General Distribution Option. Participants will choose one of the following general distribution options for payments commencing at the payment date as follows:

                           (i) A single lump-sum payment

                           (ii) Sixty (60) monthly installments


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                           (iii) One hundred twenty (120) monthly  installments;
                  or

                           (iv) One hundred eighty (180) monthly installments.

                  (c) Distributions Following Termination of Employment. A Participant's Account may be distributed to the Participant as follows:

                           (i) Termination Benefit.

                                    (A)  Benefit   Amount.   If  a   Participant
                           terminates employment, the Company shall pay to the Participant a benefit equal to the vested balance in the Participant's Account.

                                    (B) Form of Benefit.  Benefits shall be paid
                           in a lump sum.

                  (d) Distribution at Death, Permanent Total Disability.

                           (i) Preretirement. If a Participant terminates employment with the Company due to death or permanent total disability, the Company shall pay to the Participant's Beneficiary a lump-sum benefit equal to the vested balance in the Participant's Account.

                           (ii) Postretirement. If a Participant dies or becomes
                  permanently disabled following the Participant's Retirement, the Company shall continue to pay any remaining benefit payments to the Participant's Beneficiary in the form previously elected by the Participant for Retirement benefits.

6.2      Transfers

         The transfer of a Participant to any affiliated or subsidiary corporation of the Company shall not be a termination of employment for purposes of this Plan. Upon the retirement, death or termination of employment of a transferred Participant, each Company with whom that Participant had been employed shall be responsible for paying the portion of the Participant's benefit that was accrued during the Participant's period of employment with that particular Company.

6.3      Benefit Commencement

         Benefits shall commence after the end of the first quarter in which the Employee terminates.

6.4      Withholding for Taxes

         To the extent required by the law in effect at the time payments are made, the Company shall withhold from payments made hereunder any taxes required to be withheld by the federal or any state or local government. A beneficiary, however, may elect not to have withholding of federal income tax pursuant to
Section 3405 of the Internal Revenue Code, or any successor provision thereto.

6.5      Valuation and Settlement

         The amount of a lump-sum payment and the initial installment payment shall be based on the value of the Participant's Account on the Determination Date immediately preceding the lump-sum or installment payment.

6.6      Payment to Guardian

         The Administrative Committee may direct payment to the duly appointed guardian, conservator, or other similar legal representative of a Participant or Beneficiary to whom payment is due. In the absence of such a legal representative, the Administrative Committee may, in it sole and absolute discretion, make payment to a person having the care and custody of a minor, incompetent or person incapable of handling the disposition of property upon proof satisfactory to the Administrative Committee of incompetency, minority, or incapacity. Such distribution shall completely discharge the Administrative Committee from all liability with respect to such benefit.

6.7      Nonhardship Withdrawal Election

         A Participant may elect, at any time, on a form provided by the Administrative Committee, to withdraw all or any portion of his/her Deferral Account, less a withdrawal penalty equal to ten percent (10%) of the amount elected to be withdrawn. A Participant who elects to make a withdrawal pursuant to this Section shall not be eligible to make any additional Deferral Contributions to the Plan for the period from the date on which the election is made through the end of the Plan Year that begins after that date.

6.8      In-Service Withdrawals

         A Participant may elect, in his/her Participation Agreement for any year, to receive a future withdrawal from the Plan in the form of a lump-sum amount equal to the value of the portion of the Account that is attributable to his contributions for that year. Each withdrawal elected shall be paid within sixty (60) days after the last day of any Plan Year designated by the Participant that is at least three (3) Plan Years after the Plan Year for which the contribution is made. If the Participant's employment with the Company terminates before the In-Service Withdrawal would have been made, then distribution will be made at the time and in the form provided in Section 6.1. A Participant who has made an In-Service Withdrawal election may revoke or change that election by written notice to the Administrative Committee on a form provided; provided, however, that no such revocation or change shall be given effect unless it is made at least thirteen (13) months prior to the date on which the withdrawal otherwise would commence.

6.9      Small Account Provision

         If the Participant's vested account balance is under fifteen thousand ($15,000) on the Valuation Date as defined in Section 2.26, it shall be paid out in a lump sum irrespective of the payment option elected at the time of enrollment.

                      ARTICLE VII--BENEFICIARY DESIGNATION

7.1      Beneficiary Designation

         Each Participant shall have the right, at any time, to designate a Beneficiary (both primary as well as contingent) to whom benefits under this Plan shall be paid if a Participant dies prior to complete distribution to the Participant of the benefits due under the Plan. Each Beneficiary designation shall be in a written form prescribed by the Administrative Committee, and will be effective only when filed with the Administrative Committee during the Participant's lifetime.

7.2      Changing Beneficiary

         Any Beneficiary designation may be changed by a Participant without the consent of the previously named Beneficiary by the filing of a new Beneficiary designation with the Administrative Committee. The filing of a new Beneficiary designation shall cancel all Beneficiary designations previously filed. If a Participant's Compensation is community property, any Beneficiary Designation shall be valid or effective only as permitted under applicable law.

7.3      No Beneficiary Designation

         In the absence of an effective Beneficiary Designation, or if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, the Participant's designated Beneficiary shall be the Participant's estate.

7.4      Effect of Payment

         Payment to the Beneficiary shall completely discharge the Company's obligations under this Plan.

                          ARTICLE VIII--ADMINISTRATION

8.1      Administrative Committee; Duties

         The Plan shall be administered by an Administrative Committee which shall have the authority to interpret and enforce all appropriate rules and regulations for the administration of the Plan and decide or resolve any and all questions, including interpretations of the Plan, as may arise in such administration.

8.2      Agents

         The Administrative Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with counsel who may be counsel to the Company.

8.3      Binding Effect of Decisions

         The decision or action of the Administrative Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final, conclusive and binding upon all persons having any interest in the Plan.

8.4      Indemnity of Administrative Committee

         The Company shall indemnify and hold harmless the members of the Administrative Committee against any and all claims, loss, damage, expense or liability arising from any action or failure to act with respect to this Plan on account of such person's service on the Administrative Committee, except in the case of gross negligence or willful misconduct.

                          ARTICLE IX--CLAIMS PROCEDURE

9.1      Claim

         Any person claiming a benefit, requesting an interpretation or ruling under the Plan, or requesting information under the Plan shall present the request in writing to the Administrative Committee which shall respond in writing within thirty (30) days.

9.2      Denial of Claim

         If the claim or request is denied, the written notice of denial shall state:

                  (a) The reason for denial, with specific reference to the Plan provisions on which the denial is based.

                  (b) A description of any additional material or information required and an explanation of why it is necessary.

                  (c) An explanation of the Plan's claim review procedure.

9.3      Review of Claim

         Any person whose claim or request is denied or who has not received a response within thirty (30) days may request review by notice given in writing to the Administrative Committee. The claim or request shall be reviewed by the Administrative Committee who may, but shall not be required to, grant the claimant a hearing. On review, the claimant may have representation, examine pertinent documents, and submit issues and comments in writing.

9.4      Final Decision

         The decision on review shall normally be made within sixty (60) days. If an extension of time is required for a hearing or other special circumstances, the claimant shall be notified and the time limit shall be one hundred twenty (120) days. The decision shall be in writing and shall state the reason and the relevant plan provisions. All decisions on review shall be final and bind all parties concerned.

                  ARTICLE X--AMENDMENT AND TERMINATION OF PLAN

10.1     Amendment

                  (a) The Company, through its Board shall have the right at any time and from time to time to amend, in whole or in part, any or all of the provisions of this Plan. Any amendment shall be in writing and signed by the Board.

                  (b) The Administrative Committee may adopt any technical, clerical, conforming or clarifying amendment or other change, provided:

                           (i) The  Administrative  Committee deems it necessary
                  or advisable to:

                                    (A) Correct any defect,  supply any omission
                           or reconcile any inconsistency in order to carry out the intent and purposes of the Plan;

                                    (B)   Maintain   the  Plan's   status  as  a
                           "top-hat" plan for purposes of ERISA; or

                                    (C)  Facilitate  the  administration  of the
                           Plan;

                           (ii) The  amendment  or change does not,  without the
                  consent of the Company's Board, materially increase the cost to the Company of maintaining the Plan; and

                           (iii) Any formal amendment adopted by the Administrative Committee shall be in writing, signed by a majority of the Administrative Committee and promptly reported to the Board.

                  (c) To the extent permitted under subsection (e) below, amendments may have an immediate, prospective or retroactive effective date.

                  (d) Amendments do not require the consent of any Participant, Beneficiary or the Company.

                  (e) No amendment shall reduce the amount credited or to be credited to any Account as of the date notice of the amendment is given to Participants.

                  (f) The Company or the Administrative Committee shall notify all affected parties of any amendment or change to the Plan within a reasonable time of its adoption.

10.2     Company's Right to Terminate

         The Board may at any time partially or completely terminate the Plan if, in its judgment, the tax, accounting or other effects of the continuance of the Plan, or potential payments thereunder would not be in the best interests of the Company.

                  (a) Partial Termination. The Board may partially terminate the Plan by instructing the Administrative Committee not to accept any additional Deferral Commitments. If such a partial termination occurs, the Plan shall continue to operate and be effective with regard to Deferral Commitments entered into prior to the effective date of such partial termination.

                  (b) Complete Termination. The Board may completely terminate the Plan by instructing the Administrative Committee not to accept any additional Deferral Commitments, and by terminating all ongoing Deferral Commitments. If such a complete termination occurs, the Plan shall cease to operate and the Company shall pay out each Account as if it were fully vested. Payment shall be made in a lump sum. Payments shall commence within sixty (60) days after the Board terminates the Plan.

                            ARTICLE XI--MISCELLANEOUS

11.1     Unfunded Plan

         This plan is an unfunded plan maintained primarily to provide deferred compensation benefits for a select group of "management or highly-compensated employees" within the meaning of Sections 201, 301 and 401 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and therefore is exempt from the provisions of Parts 2, 3 and 4 of Title I of ERISA.

11.2     Unsecured General Creditor

         Participants and Beneficiaries shall be unsecured general creditors, with no secured or preferential right to any assets of the Company or any other party for payment of benefits under this Plan. Any life insurance policies, annuity contracts or other property purchased by the Company in connection with this Plan shall remain its general, unpledged and unrestricted assets. The Company's obligation under the Plan shall be an unfunded and unsecured promise to pay money in the future.

11.3     Trust Fund

         At its discretion, the Company may establish one (1) or more trusts, with such trustees as the Company may approve, for the purpose of providing for the payment of benefits owed under the Plan. Although such a trust shall be irrevocable, its assets shall be held for payment of the Company's general creditors in the event of insolvency or bankruptcy. To the extent any benefits provided under the Plan with respect to the Company's Participants are paid from any such trust, that the Company shall have no further obligation to pay them. If not paid from the trust, such benefits shall remain the obligation solely of the Company.

11.4     Nonassignability

         Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and nontransferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency. The benefits provided by this Plan are not subject to the Qualified Domestic Relation Order provisions of ERISA or the Internal Revenue Code of 1986, as amended.

11.5     Not a Contract of Employment

         This Plan shall not constitute a contract of employment between the Company and the Participant. Nothing in this Plan shall give a Participant the right to be retained in the service of the Company or to interfere with the right of the Company to discipline or discharge a Participant at any time.

11.6     Protective Provisions

         A Participant will cooperate with the Company by furnishing any and all information requested by the Company in order to facilitate the payment of benefits hereunder, and by taking such physical examinations as the Company may deem necessary and taking such other action as may be requested by the Company.

11.7     Governing Law

         The provisions of this Plan shall be construed and interpreted according to the laws of the State of Indiana, except as preempted by federal law.

11.8     Validity

         In case any provision of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein.

11.9     Notice

         Any notice required or permitted under the Plan shall be sufficient if in writing and hand delivered or sent by registered or certified mail. Such notice shall be deemed as given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification. Mailed notice to the Administrative Committee shall be directed to the Company's address. Mailed notice to a Participant or Beneficiary shall be directed to the individual's last known address in the Company's records.

11.10    Successors

         The provisions of this Plan shall bind and inure to the benefit of the Company and its successors and assigns. The term successors as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise acquire all or substantially all of the business and assets of the Company, and successors of any such corporation or other business entity.

                                          FINISHMASTER, INC.


                                     By:
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                                          Its:

                                  Dated:
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